SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                          -----------------------------

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 Date of Report
              (Date of earliest event reported): November 29, 1998

                       ARTERIAL VASCULAR ENGINEERING, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                                         0-27802
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   (State of incorporation)                        (Commission File Number)


                                   94-3144218
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                        (IRS Employer Identification No.)


    3576 Unocal Place, Santa Rosa, California                           95403
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     (Address of principal executive offices)                        (zip code)


                                 (707) 525-0111
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              (Registrant's telephone number, including area code)

                                       1.

Item 5.  Other Events.

         This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements contained herein involve risks and uncertainties, including those relating to the possible inability to complete the merger transaction involving Arterial Vascular Engineering, Inc., a Delaware corporation (the "Company"), and Medtronic, Inc., a Minnesota corporation ("Parent"), as scheduled, if at all, and those associated with the ability of the combined company to achieve the anticipated benefits of the merger. Actual results and developments may differ materially from those described or incorporated by reference in this Report. For more information about Parent and the Company and risks arising when investing in Parent and the Company, investors are directed to Parent's and the Company's most recent report on Form 10-K and most recent report on Form 10-Q as filed with the Securities and Exchange Commission (the "SEC").

         On November 29, 1998, the Company entered into an Agreement and Plan of Merger (the "Merger Agreement") with Parent and MAV Merger Corp., a Delaware corporation and wholly owned subsidiary of Parent ("Merger Subsidiary").

         Subject to the terms and conditions of the Merger Agreement, Merger Subsidiary will be merged with and into the Company (the "Merger") at the effective time of the Merger and the Company will become a wholly owned subsidiary of Parent. At the effective time of the Merger, then outstanding shares of common stock, $.001 par value per share, of the Company ("Company Common Stock"), other than shares of Company Common Stock to be canceled in accordance with the Merger Agreement, will be converted into the right to receive a number of shares (carried out to five decimal places and rounded up if the sixth decimal place is 5 or greater) (the "Conversion Ratio") of common stock, par value $.10 per share, of Parent ("Parent Common Stock"), based on the average (rounded to the nearest full cent, with the cents rounded up if the third decimal place is 5 or more) of the daily closing sale prices of a share of Parent Common Stock as reported on the New York Stock Exchange ("NYSE") Composite Tape, as reported in the Wall Street Journal (the "Parent Average Stock Price"), for the fifteen consecutive NYSE trading days ending on and including the NYSE trading day that is two NYSE trading days prior to the meeting of stockholders of the Company that will be called to vote on the Merger (the "Determination Period"), determined as follows.

         (i) if the Parent Average Stock Price for the Determination Period is greater than $61.20 and less than $74.80, then the Conversion Ratio shall equal $54.00 divided by the Parent Average Stock Price for the Determination Period;

         (ii) if the Parent Average Stock Price for the Determination Period is equal to or less than $61.20, then the Conversion Ratio shall equal 0.88235; or

         (iii) if the Parent Average Stock Price for the Determination Period is equal to or greater than $74.80, then the Conversion Ratio shall equal 0.72193.

                                       2.

       In addition, Parent will assume outstanding options exercisable for Company Common Stock.

       The Merger is intended to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended, and is intended to be accounted for as a pooling-of-interests. The Merger is subject to approval by the stockholders of the Company, regulatory approvals and other customary closing conditions.

       Also on November 29, 1998, the Company entered into a Stock Option Agreement with Parent (the "Stock Option Agreement") pursuant to which the Company granted an option to Parent to purchase 12,807,795 shares of Company Common Stock at a price of $54 per share upon the occurrence of certain events related to termination of the Merger Agreement. In addition, certain executive officers and directors of the Company entered into voting agreements on November 29, 1998, pursuant to which such officers or directors agreed to vote shares owned by them in favor of the Merger.

       The foregoing summaries of certain principal terms of the Merger Agreement and the Stock Option Agreement do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement and the Stock Option Agreement, copies of which are attached hereto as Exhibit 2.1 and Exhibit 2.2, respectively, and are hereby incorporated by reference herein.

       A copy of the press release issued by Parent and the Company on November 30, 1998 is attached hereto as Exhibit 99.1 and is hereby incorporated by reference herein.

       A registration statement relating to the Parent Common Stock to be issued in connection with the Merger has not yet been filed with the SEC, nor has a proxy statement relating to a vote of the Company's stockholders on the Merger been filed with the SEC. The Parent Common Stock may not be offered, nor may offers to acquire such stock be accepted, prior to the time such a registration statement becomes effective. This Report shall not constitute an offer to sell or the solicitation of an offer to buy any Parent Common Stock or any other security, and shall not constitute the solicitation of any vote with respect to the Merger.

Item 7.  Financial Statements and Exhibits

         (a) Financial statements of businesses acquired.

                  Not applicable.

         (b) Pro forma financial information.

                  Not applicable.

         (c) Exhibits

         2.1 Agreement and Plan of Merger, dated November 29, 1998, by and among Medtronic, Inc., a Minnesota corporation ("Parent"), MAV Merger Corp.,

                                       3.

                  a Delaware corporation and Arterial Vascular Engineering, Inc., a Delaware corporation (the "Company").

         2.2      Stock Option Agreement by and between Parent and the Company.

         99.1     Joint Press Release of Parent and the Company.

                                       4.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ARTERIAL VASCULAR ENGINEERING, INC.


                                         /s/ Lawrence J. Fassler
                                         ---------------------------------------
                                         By: Lawrence J. Fassler
                                         Title: Vice President of Legal Affairs,
                                                General Counsel and Secretary


Dated: December 1, 1998

                                       5.

Exhibit Number    Exhibit Description

     2.1 Agreement and Plan of Merger, dated November 29, 1998, by and among Medtronic, Inc., a Minnesota corporation ("Parent"), MAV Merger Corp., a Delaware corporation and Arterial Vascular Engineering, Inc., a Delaware corporation (the "Company").

     2.2          Stock Option Agreement by and between Parent and the Company.

     99.1         Joint Press Release of Parent and the Company.

                                       6.